Exhibit 10.14

JERASH HOLDINGS (US), INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is dated _____________ ___, 2018, by and between the undersigned identified on the Signature Page hereto (the “Investor”) and Jerash Holdings (US), Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company has authorized the sale and issuance of a minimum of 715,000 shares (the “Minimum Amount”) and up to a maximum of 1,430,000 (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), on a “best efforts” basis at an initial public offering price of $7 per Share (the “Purchase Price”);

WHEREAS, the offering and sale of the Shares (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-1 (File No. 333-222596) (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), by the Company with the U.S. Securities and Exchange Commission (the “Commission”);

WHEREAS, the Company has entered into an Underwriting Agreement, dated __________, 2018 (the “Underwriting Agreement”), with Network 1 Financial Securities, Inc., a FINRA-registered broker/dealer, to act as the underwriter of the Shares in the Offering (the “Underwriter”);

WHEREAS, the Company, Underwriter and Continental Stock Transfer & Trust Company have entered into an Escrow Agreement, dated _______, 2018 (the “Escrow Agreement”), pursuant to which Continental Stock Transfer & Trust Company has agreed to serve as the escrow agent in connection with the Offering (the “Escrow Agent”);

WHEREAS, the Investor desires to purchase a certain amount of Shares from the Company.

NOW, THEREFORE, in consideration of the foregoing and of the covenants contained herein, the sufficiency of which is hereby mutually accepted, the parties hereby agree as follows:

1.	Subscription.

a.	Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Shares of Common Stock as set forth on the signature page hereto (the “Signature Page”), for an aggregate purchase price equal to the product of (x) the aggregate number of Shares of Common Stock the Investor has agreed to purchase and (y) the Purchase Price per Share.

b.	The Common Shares are being offered by the Underwriter on a “best efforts, minimum/maximum” basis. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriter in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Underwriting Agreement and Registration Statement, at the Closing, (i) the Investor shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below, and (ii) the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s (“DTC”) DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Shares to the residential or business address indicated thereon).

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c.	The Underwriter and any participating broker dealers (the “Members”) shall confirm, via the selected dealer agreement or master selected dealer agreement that it will comply with Rule 15c2-4. As per Rule 15c2-4 and notice to members 84-7 (the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. In regards to monies being wired from an investor’s bank account, the Members shall request the investors send their wires by the next business day, however, we cannot insure the investors will forward their respective monies as per the Rule. In regards to monies being sent from an investor’s account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that funds are sent in and the offering does not close for any reason prior to the Termination Date set forth in the final Registration Statement, all funds will be returned to investors promptly in accordance with the escrow agreement terms and applicable law.

2.	Procedure.

a.	Prior to the Closing Date (as defined below), the Investor will:

i.	Complete and execute this Subscription Agreement and deliver it to the Underwriter at the address set forth below for forwarding to the Company:

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue

Red Bank, NJ 07701

Attn: Damon D. Testaverde, CEO

T: (732) 758-9001

F.: (732) 758-6671

ii.	Deliver funds in an amount equal to the Purchase Price multiplied by the number of Shares to which such Investor has subscribed to the Escrow Agent via checks made payable to the order of “Continental Stock Transfer & Trust Company, Escrow Agent for Jerash Holdings (US), Inc.” or wire transfer to:

[*]
[*]

[*]

ABA No.: [*]

Account No.: [*]

3.	Closing Date; Termination Date. If the Escrow Agent shall have received at least an aggregate amount of $5,005,000 (the “Requisite Funds”) on or before 5:00 p.m., New York City time, on May 31, 2018 (the “Termination Date”), the Escrow Agent will release the balance of the Escrow Account for collection by the Company and the Underwriter as provided in the Escrow Agreement and the Company shall deliver the Common Stock being purchased on the Closing Date to the Investors, through the facilities of DTC, and such Common Stock shall be registered in such name or names and shall be in such denominations, as the Underwriter may request by written notice to the Company (the “Closing”). The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Common Stock by the Company to the respective Investors shall be borne by the Company. The date on which the Escrow Agent releases the balance of the Escrow Account for collection by the Company and the Underwriter against delivery of the Common Stock to the Investors as described above, is hereinafter referred to as the “Closing Date.”

4.	Return of Funds. If the Requisite Funds have not been received by the Escrow Agent or the Company’s listing application with The Nasdaq Capital Market does not get approved on or before the Termination Date, the Offering will be deemed terminated, the Escrow Agent will promptly return the funds to the Investors without interest or deduction and the Underwriter shall not be entitled to any compensation hereunder.

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5.	Investor Representations.

a.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus prior to or in connection with the receipt of this Agreement.

b.	The Investor represents that it understands and hereby acknowledges that the Investor’s subscription for the Shares indicated on the Signature Page hereto may be accepted or rejected in whole or in part by the Company, for any reason and in their sole and absolute discretion.

c.	The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (iii) neither the Investor nor any group of Investors (as such term is used in Rule 13d-5 under the Exchange Act (as defined below)) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 10% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:
(if no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

d.	The Investor has all requisite authority (and in the case of an individual, the capacity) to purchase the Shares, enter into this Subscription Agreement and to perform all the obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

6.	Acceptance. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer, or a portion thereof, by countersigning a copy of this Agreement and delivering a fully-executed version of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to such execution and delivery by the Company. If the Company rejects a subscription, or a portion thereof, for the Shares, the deposited Purchase Price for the rejected subscription, or a portion thereof as the case may be, shall be returned by the Escrow Agent to the Investor, without interest thereon or deduction therefrom.

7.	Company Confirmation. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

8.	Not a Firm Commitment Offering. The Investor acknowledges that the Offering is being conducted on a “best efforts” basis and is not being underwritten on a “firm commitment” basis by the Underwriter.

9.	Termination. In the event that the Underwriter Agreement is terminated by the Underwriter pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

10.	Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed, or by electronic transmission via PDF, and shall be deemed given when so delivered or faxed and confirmed or transmitted or if mailed, two days after such mailing.

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If to the Underwriter:

Network 1 Financial Securities, Inc.

Galleria, Penthouse

2 Bridge Avenue, Building 2

Red Bank, NJ 07701

Attn: Damon D. Testaverde, Chief Executive Officer

Fax No.: (732) 758-6671

With a copy (which shall not constitute notice) to:

Magri Law, LLC

2642 NE 9th Ave.

Fort Lauderdale, FL 33334

Attn: Philip Magri

Email: pmagri@magrilaw.com

Fax No.: 646-836-9200

If to the Company:

Jerash Holdings (US), Inc.

147 W. 35th Street, Room #1603

New York, New York 10001

Attn: Chin Lin Hung

Telephone: (212) 575-9085

With a copy (which shall not constitute notice) to:

James M. Jenkins, Esq.

Alexander R. McClean, Esq.

Harter Secrest & Emery LLP

1600 Bausch & Lomb Place

Rochester, New York 14604

Telephone: (585) 232-6500

11.	Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.	Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

13.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14.	Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15.	Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[SIGNAURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date written below.

Issuer:	JERASH HOLDINGS (US), INC.

Purchase Price per Share:	$7

Number of Shares being Purchased by Investor:	__________________

Total Purchase Price (Number of Shares multiplied by Purchase Price:	$__________________

INVESTOR:	CO-INVESTOR:

Name of Investor	Name of Co-Investor, if applicable

Signature of Investor	Signature of Co-Investor, if applicable

Social Security Number (SSN) or Fed Tax ID (EIN)	Social Security Number (SSN) or Fed Tax ID (EIN)

Date:	Date:

The Shares subscribed for hereby are being purchased as follows:

(Check One)

☐          individually

☐          joint tenants

☐          joint tenants with right of survivorship

☐          tenants in common

☐          partnership

☐          limited liability company

☐          as custodian, trustee or agent for
_____________________ corporation

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Investor’s Name and	Co-Investor’s Name
Address (please print)	Address (please print):

Email address:	Email address:

DELIVERY INSTRUCTIONS:

Please deliver my shares to my Network 1 Account number:

OR

Please Deliver shares to:

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

The foregoing Subscription is hereby accepted.

JERASH HOLDINGS (US), INC.

By:
Name: Chin Lin Hung
Title: President

Date:

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